Some of the statements in this presentation constitute "forward-looking statements" about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "forecast," "predict," "propose," "potential" or "continue" or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors. 2

Vision To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer Mission To be the global leader of quality driven, innovative nut solutions that enhance the customer and consumer experience and achieve consistent, profitable growth for our shareholders. We will accomplish this through our commitment to a dynamic infrastructure that maximizes the potential of our brands, people and processes. Core Values Integrity People Investment Customer Driven Quality Innovation Execution Continuous Improvement Safety Resource Conservation 3

FY 2010 In Review 4

JOHN B. SANFILIPPO & SON, INC.
The Global Source for Nuts®

Execution

- Built up our Sales, Marketing , R & D and Quality Capabilities
- Invested in consumer insights, research and product innovation
- Achieved Safe Quality Food (SQF) Level 2 Certification in all shelling facilities and JBSS headquarters
- Established customer teams
- Expanded our Continuous Improvement efforts
- Reallocated capital expenditures to support Food Safety
- Exited extruded snack manufacturing
- Consolidated our Outlet Stores
- Created a Demand Planning Dept.
- Enhances our learning and training programs
- Developed two new brands (ARMA and Sabor y Tradición)

FY 2010
STOCKHOLDER MEETING
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Maximize the potential of our brands Two exciting new mixes developed to address the trail mix consumer's preference for sweet and spicy: Spicy Tortilla Crunch Cookies & Creme Menard's Race Sponsorship 6

Maximize the potential of our people 7

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345 new items in Consumer Channel 50 new items in Food Service Channel 15 new items for Export 7 new items for Contract Manufacturing 5 new items for Industrial 9

Crunchy Baked Pearlescent 10

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OVH expands JBSS capabilities in Produce Leading supplier of branded and private label nut and dried fruit products in the produce category Rationale: (1) Expand JBSS portfolio and market presence into the store perimeter (2) Platform to build a truly national produce nut program (3) Broaden JBSS' product breadth and production capabilities 14

Orchard Valley Harvest Products About 100 skus 15-20 "straight" fruit 7 chocolate based 15

Building on Customer Insight 16

Nut Category Growth +4.4% +18.4% -3.8% Source: Nielsen 52 weeks ending 09/18/10, FDMx

+5.1% +7.1% Branded & Private Brands Consumption Trends Private Brands Branded Source: Nielsen 52 weeks ending 09/18/10, FDMx +6.9% +7.1%

First to Market with a Clear Recycleable Can First to Market with a Clear Recycleable Can 19

*Source: JBSS / iM survey results 2009 20

Customer Defined Quality Best in Class Category Management Innovation 21

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Dulce de Leche Crunchy Coated Cashews Spicy Sweet Salsa Verde Crunchy Coated Peanuts Habanero Limon Peanuts Crujiente Picante Snack Mix Sazon Habanero Snack Mix *Sabor means Flavor and Tradicion means Tradition (Flavor & Tradition) The authentic flavors range from spicy to sweet in five tantalizing varieties 23

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To be Customer Centric We Are Committed to: Offering the best total solution from the customer's perspective Caring about our customers who are (or can become) long term partners Establishing/strengthening long-standing relationships Knowing what our customers want and anticipating future needs Sending a consistent message about what we will deliver to our customers -Do what we say we will do/ can do -Clearly set expectations Continuously evaluating customer satisfaction (from their perspective) Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success Measuring and rewarding success 25

We are Staffing Up for Future Growth People Key Staff Additions to Drive Growth R & D / Product Innovation Head (ex Kraft, PepsiCo) Food Safety - Microbiologist (NEW - ex Abbott Labs, Lipton) Operations - Continuous Improvement (NEW - PhD ex Marsh McLennan) Sales - VP (ex Hain Celestial, PepsiCo, Kraft) Marketing - VP (NEW - ex Kraft) 26

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Invest in Brands (Fisher, Orchard Valley Harvest, ARMA, Sabor y Tradici^n) Profitably increase market share in private brands using innovation valued by our customers Substantially increase footprint in foodservice Provide the best total solution to retailers by increasing our presence in the perimeter (Produce, In-store foodservice) Utilize acquisitions / joint ventures / strategic alliances to grow business and expand into new target markets (new/related products, international, alternative channels) Some Key Aspects of the JBSS Strategic Plan for Growth Expansion 28

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($ Millions) JBSS Stockholders Equity FYE 1991- 2010 30

JBSS Net Sales FYs 1991- 2010 ($ Millions) Note: FY 1997 reflects stub year Item Rationalization, De-emphasized Commodity Sales, Lower Prices Low Carb Diet Run Up 31

($ Millions) JBSS Total Outstanding Debt FYE 1991- 2010 Facility consolidation Improved operating performance 32

JBSS Total Outstanding Debt As % of Net Sales FY's 1991 - 2010 Note: FY 1997 reflects stub year 33

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide. EBITDA 34

Reconciliation of Net (Loss) Income to EBITDA (In $,000's) FY2000 FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 NET (LOSS) INCOME 6,757 7,595 7,691 15,027 22,630 14,499 -16,721 -13,577 -5,957 6,917 14,425 INTEREST EXPENSE 8,036 8,365 5,757 4,681 3,434 3,998 6,516 9,347 10,502 7,646 5,653 INCOME TAX (BENEFIT) EXPENSE 4,505 5,063 5,044 9,607 14,468 9,269 -8,689 -7,520 -897 -259 8,447 DEPRECIATION & AMORTIZATION 8,171 9,974 10,428 11,248 11,190 10,501 10,000 13,584 15,742 15,922 15,825 EBITDA 27,469 30,997 28,920 40,563 51,722 38,267 -8,894 1,834 19,390 30,226 44,350 NET SALES 326,619 342,357 352,799 419,677 520,811 581,729 579,564 540,858 541,771 553,846 561,633 EBITDA MARGIN (% OF NET SALES) 8.4% 9.1% 8.2% 9.7% 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% SHIPPED LBS 187,859 201,650 211,960 250,629 284,576 278,741 248,137 246,142 221,958 217,465 224,302 EBITDA PER SHIPPED LB 0.146 0.154 0.136 0.162 0.182 0.137 (0.036) 0.007 0.087 0.139 0.198 35

In $,000's * EBITDA is a non-GAAP measure. See slide entitled "Reconciliation of Net (Loss) Income to EBITDA" for reconciliation to GAAP measure 36

* EBITDA is a non-GAAP measure. See slide entitled "Reconciliation of Net (Loss) Income to EBITDA" for reconciliation to GAAP measure 37

* EBITDA is a non-GAAP measure. See slide entitled "Reconciliation of Net (Loss) Income to EBITDA" for reconciliation to GAAP measure 38

Market prices from survey of JBSS brokers and suppliers Nut Spot Market Prices vs. JBSS Gross Margins 39

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First Quarter Operating Results* Q1 ENDED % Q1 ENDED % (000s) 9/23/2010 OF NET SALES 9/24/09 OF NET SALES $ CHANGE % CHANGE NET SALES 146,788 100.00 126,812 100.00 19,976 15.8% COST OF SALES 126,247 86.0 102,938 81.2 23,309 22.6% GROSS PROFIT 20,541 14.0 23,874 18.8 (3,333) -14.0% SELLING EXPENSES 10,206 6.9 8,723 6.9 1,483 17.0% ADMINISTRATIVE EXPENSES 6,851 4.7 5,441 4.3 1,410 25.9% TOTAL SELLING AND ADMIN EXPENSES 17,057 11.6 14,164 11.2 2,893 20.4% OPERATING INCOME 3,484 2.4 9,710 7.6 (6,226) -64.1% INTEREST EXPENSE 1,447 1.0 1,447 1.1 0 0% RENTAL EXPENSE (INCOME), NET 305 0.2 416 0.3 (111) -26.7% TOTAL OTHER 1,752 1.2 1,863 1.4 (111) -6.0% INCOME BEFORE INCOME TAXES 1,732 1.2 7,847 6.2 (6,115) -77.9% INCOME TAX EXPENSE (BENEFIT) 653 .4 3,081 2.4 (2,428) -78.8% NET INCOME (LOSS) 1,079 .8 4,766 3.8 (3,687) -77.4% EARNINGS PER SHARE 0.10 .45 (.35) -77.8% CASH PROVIDED BY OPERATING ACTIVITIES 5,732 24,032 (18,300) -76.1% TOTAL INTEREST BEARING DEBT 94,125 74,838 19,287 25.8% 42 *See JBSS' Quarterly Report on Form 10-Q for the quarter ended September 23, 2010 for JBSS' consolidated statement of operations and the accompanying notes, which are an integral part of the financial statements

Team Building & Employee Engagement Organizational Development & Learning 5-Year Strategic Roadmap Leadership Coaching & Executive Development Ongoing Development & Fundamental Building Blocks Career Development, Review & Accountability Strategic Talent Assessment & Planning Developing a Learning Culture 44

STRATEGIC ELEMENTS: Learning Culture JBSS is evolving into a Learning Organization supported by Senior Management Continual Development Employees are enriched professionally and the ultimate value this provides is for our shareholders Fundamental Building Blocks As we strengthen the building blocks of each person's skill set, we improve our business performance Leadership We can maximize our potential by building leadership abilities throughout the enterprise JBSS: A Learning Organization 45

JBSS University Relations " Very rewarding experience! " If you are looking for a place to go in, do what you're told, and get out, this is not the place for you. However, if you are looking to be challenged, learn about the real world, and grow your skill set, this just might be one of the best opportunities out there." "Great internship, great environment to work in." "Great learning opportunity and wonderful networking. Also, a very accepting and rewarding work environment." "A challenging, yet rewarding internship. Everyone is very friendly and helpful." *JBSS Intern feedback captured on InternshipRatings.com 46

"A mountain was such a huge and awesome force compared to the miniscule life of a human. To have a chance of standing on the top, we combined our strengths and talents to become a more powerful force." -Erik Weihenmayer -Erik Weihenmayer -Erik Weihenmayer -Erik Weihenmayer -Erik Weihenmayer -Erik Weihenmayer 47